SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 29, 2005

FINANCIAL INDUSTRIES CORPORATION

(Exact name of Registrant as specified in charter)

Texas	0-4690	74-2126975
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

6500 River Place Blvd., Building One

Austin, Texas 78730

(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 404-5000

Former name or former address, if changed since last report - Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2005, the Registrant issued a press release with respect to its financial results for the year ended December 31, 2003. The Company also finalized its restatement of results for its fiscal years ended December 31, 2002 and December 31, 2001, and its opening balance sheet at January 1, 2001. This information is included as Exhibit 99.1 to this Current Report and is incorporated by reference.

In accordance with General Instruction B.2. of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, not shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

On July 29, 2005, the Registrant issued a press release with respect to its financial results for the year ended December 31, 2003. A copy of the press release issued by the Registrant on July 29, 2005, announcing the foregoing information is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibits.

99.1 – Text of press release of Financial Industries

Corporation, dated July 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL INDUSTRIES CORPORATION

Date: August 1, 2005	By:	/s/ Theodore A. Fleron
Vice President and Secretary